Exhibit 99.1

Rainwater Tech Partners with Discovery Land Company to Generate Rainfall Across Developer’s

International Portfolio of Private Clubs and Communities

Partnership intended to reduce Discovery Land Company’s use of municipal water and increase local community water supplies

AUSTIN, TX – March 23, 2023 – Rain Enhancement Technologies, Inc. (“Rainwater Tech”), a leader in the development of rainfall generation technology, and Discovery Land Company (“Discovery”), one of the world’s leading developers and operators of private clubs and communities, today announced an arrangement to deploy ground-based ionization rainfall generation technology at select Discovery properties around the globe.

Through the multi-year partnership, Rainwater Tech will install rainfall generation technology in at least three Discovery properties during H2 2023. Rainfall generation technology is powered by wind and solar arrays and has demonstrated its ability to enhance rainfall by sixteen to eighteen percent in third-party trials run during the prior decade. Discovery’s portfolio includes more than 34 of the world’s finest clubs and communities, nearly all of which include private golf or ski components.

“We are thrilled to partner with Discovery Land Company, a thought leader in leisure and sustainability, with a growing footprint on both sides of the Atlantic,” said Mike Nefkens, CEO of Rainwater Tech. Nefkens continued, “annual rainfall enhancement is expected to both reduce resort water costs, as well as contribute to the aquifers and water supplies of the communities Discovery operates in.”

Rainfall generation technology is expected to reduce the Discovery properties’ need for municipal water sources, providing a financial benefit to Discovery and a public benefit to local governments. The partnership includes a minimum purchase by Discovery of Rainwater Tech’s rainfall generation technology and related services and is structured to ensure a favorable gross margin to Rainwater Tech.

“We are dedicated to sustainable development and operation at all of our properties around the world and are excited about the possible benefits that our partnership with Rainwater Tech could bring,” said Michael S. Meldman, Founder and Chairman of Discovery Land Company. “We have been impressed with Rainwater Tech’s business model, especially its expected short deployment lead time and anticipated ability to operate off the grid. We look forward to the potential of expanding our partnership with Rainwater Tech in the coming years in support of Discovery’s sustainable development plans worldwide”.

About Rain Enhancement Technologies, Inc.

Rainwater Tech was founded to provide the world with reliable access to water, one of life’s most important resources. To achieve this mission, Rainwater Tech aims to develop, manufacture and commercialize ionization rainfall generation technology. This weather modification technology seeks to provide the world with reliable access to water, and transform business, society and the planet for the better.

On December 22, 2022, Rainwater Tech entered into a definitive business combination agreement with dMY Technology Group, Inc. VI (NYSE: DMYS). Upon the closing of the business combination, Rainwater Tech will become publicly traded under the new ticker symbol “RANY”. Additional information about the transaction can be viewed here: https://www.rainwatertech.com/investors/

About dMY Technology Group, Inc. VI

dMY Technology Group, Inc. VI (“dMY VI”) is a special purpose acquisition company founded by Niccolo de Masi and Harry You for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Its Class A common stock, units and warrants trade on the NYSE under the ticker symbols DMYS, DMYS.U and DMYS WS, respectively. More information can be found at www.dmytechnology.com.

About Discovery Land Company

Discovery Land Company is a US-based real estate developer and operator of private residential club communities and resorts with a world-renowned portfolio of domestic and international properties. Every community features unparalleled amenities and inspired experiences that cater to a family-oriented lifestyle. Driven by a commitment to excellence and innovation, Discovery’s distinguishing hallmark is a unique approach to each location that respectfully integrates the natural and cultural characteristics of the land that surrounds it. Some of Discovery Land Company’s properties include Baker’s Bay Golf and Ocean Club in the Bahamas; Gozzer Ranch Golf and Lake Club in Idaho; El Dorado and Chileno Bay in Los Cabos, Mexico; The Madison Club and Cordevalle Golf Club in California; Mirabel and The Estancia Club in Arizona; Yellowstone Club and Iron Horse Golf Club in Montana; Kuki’o and Makena in Hawaii; Mountaintop in North Carolina; and Summit in Las Vegas, Nevada.

Additional Information and Where to Find It

dMY VI has filed a tender offer statement on Schedule TO containing an offer to purchase, form of letter of transmittal and other documents (the “Securities Law Disclosure Documents”) relating to the tender offer (the “Tender Offer”) in connection with the proposed business combination. These documents contain important information about the Tender Offer that should be read carefully and considered before any decision is made with respect to the Tender Offer. These materials are available to the shareholders of the Company at no expense to them. In addition, such materials (and all other documents filed by the Company with SEC are, and will be, available at no charge from the SEC through its website at www.sec.gov. Shareholders may also obtain free copies of the documents filed with the SEC by the Company by directing a request to Morrow Sodali LLC, as Information Agent for the Tender Offer, by telephone at: +1 (800) 662-5200 (toll-free, individuals), +1 (203) 658-9400 (banks and brokers) or by email at: DMYS.info@investor.morrowsodali.com.Before making any investment decision, investors and stockholders of dMY VI are urged to read the Securities Law Disclosure Documents and all other relevant materials filed or that will be filed with the SEC in connection with the proposed business combination because they will contain important information about the proposed business combination and the parties to the proposed business combination.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Disclaimers

Certain statements made in this release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the partnership with Discovery Land Company and installation and performance of Rainwater Tech’s technology. Words or phrases such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “will” or similar words or phrases, or the negatives of those words or phrases, may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the number of Discovery properties on which Rainwater Tech will install its technology, estimates on financial results from the sale of water tech equipment and services, estimates on the percentage improvement in rainfall produced by its technology, estimates and forecasts of reductions in water costs, reductions in dependency by properties on municipal water resources, forecasts on the contribution to water supplies, and estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the management of Rainwater Tech and are not predictions of actual performance. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Rainwater Tech.

The risks and uncertainties include, but are not limited to: future operating or financial results; changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; failure to realize the anticipated benefits of the proposed business combination; risks related to the performance of Rainwater Tech’s future technology or business and the timing of expected business or financial milestones; the amount of redemption requests made by dMY VI’s stockholders; the ability of dMY VI or Rainwater Tech to issue equity or equity-linked securities or obtain debt financing in connection with the proposed business combination or in the future; if the proposed business combination’s benefits do not meet the expectations of investors or securities analysts, the market price of dMY VI’s securities or, following the closing, the combined entity’s securities, may decline expected benefits of the business combination; and following the consummation of the proposed business combination, the combined company will incur significant increased expenses and administrative burdens as a public company, which could negatively impact its business, financial condition and results of operations.

Additional risks related to dMY VI and Rainwater Tech include, among others:

•	Rainwater Tech can provide no assurance of the effectiveness and success of ionization rainfall generation technology in increasing precipitation;

•	Rainwater Tech has no operating history or revenues, which makes it difficult to forecast its future results of operations;

•	The execution of Rainwater Tech’s business model, including technology or profitability of its products and services, is not yet proven;

•

The rain generation industry is in its early stages and is volatile, and if it does not develop, if it develops slower than Rainwater Tech expects, if it develops in a manner that does not require use of Rainwater Tech’s services, if it encounters negative publicity or if Rainwater Tech’s solution does not drive commercial engagement, the growth of its business will be harmed;

•	Rainwater Tech has not yet proven its ability to develop and implement new technologies, as well as the ability to obtain and maintain intellectual property protections for such technologies;

•	A substantial portion of Rainwater Tech’s technology is derived from public-source intellectual property and as a result Rainwater Tech may face increased competition;

•

Even if Rainwater Tech is successful in developing rainfall generation systems/technology and executing its strategy, other competitors in the industry may achieve technological breakthroughs which render Rainwater Tech’s technology obsolete or inferior to other products;

•	If Rainwater Tech’s platform fails to provide a broad, proven advantage in rainfall generation, its business, financial condition and future prospects may be harmed;

•

Rainwater Tech’s operating and financial results relies upon assumptions and analyses developed by third-party trials. If these assumptions or analyses prove to be incorrect, Rainwater Tech’s actual operating results may be materially different from its forecasted results;

•

Rainwater Tech’s estimates of market opportunity and forecasts of revenue generation and market growth, including estimates of market opportunity and the ability to meet the supply and demand needs of our customers, may prove to be inaccurate, and even if the market in which it operates achieves the forecasted growth, Rainwater Tech’s business could fail to grow at similar rates, if at all;

Rainwater Tech may be unable to successfully manufacture its products or scale up manufacturing of its products in sufficient quantity and quality, in a timely or cost-effective manner, or at all. Unforeseen issues associated with scaling up and constructing rainfall generation systems at commercially viable levels could negatively impact Rainwater Tech’s financial condition and results of operations;

•	Rainwater Tech could suffer disruptions, outages, defects and other performance and quality problems with its rainfall generation systems or the infrastructure on which it relies;

•	Supply chain issues, including a shortage of adequate supply or manufacturing capacity for its systems, could have an adverse impact on its business and operating results;

•

If Rainwater Tech cannot successfully execute on its strategy, including in response to changing customer needs and new technologies and other market requirements, or achieve its objectives in a timely manner, its business, financial condition and results of operations could be harmed;

•

Rainwater Tech’s failure to effectively develop and expand its sales and marketing capabilities could harm its ability to increase its customer base and achieve broader market acceptance of its rain generation technology;

•	The risk of third parties asserting that Rainwater Tech is violating their intellectual property rights;

•

Risks relating to the production and manufacturing of Rainwater Tech’s technology, including supply chain issues to obtain required materials, supplies and spare parts to build and operate its platform;

•	Rainwater Tech must overcome significant engineering, technology, operations and climatological challenges to deliver consistent results;

•

Rainwater Tech has not to date obtained statistically significant results, and faces risks and uncertainties relating to its ability to obtain statistically significant results and repeat success demonstrating its ability to enhance rainfall;

•	Risks relating to the effect of competing technologies, including desalination and chemical-based cloudseeding technology, on Rainwater Tech’s business;

•	Risks relating to environmental and weather conditions that are correlated with successful rainfall generation, as well as other ESG-related matters;

•	Rainwater Tech may face liability for changing environmental and/or weather conditions, including challenges resulting from excessive rain;

•

Risks relating to the failures of Rainwater Tech’s customers, both private and public, to meet payment obligations, including refusal to pay for rainfall generation services that directly or indirectly benefit other nearby parties;

•	Risks of system securities and data protection breaches;

•

Rainwater Tech is highly dependent on its senior technical advisors, and its ability to ability to attract, recruit, and retain senior management and other key employees, as well as find qualified labor with the particular skills required to manufacture, operate and advance the platform, is critical to its success; if Rainwater Tech is unable to retain talented, highly-qualified senior management and other key employees or attract them when needed, it could negatively impact its business;

•

Risks regarding potential changes in legislative and regulatory environments that may limit the scope of Rainwater Tech’s marketplace, including land restriction policies and its ability to obtain and maintain permits;

•	Rainwater Tech may face political and social opposition to its business and activities;

•

Following the consummation of the Business Combination, the combined company will incur significant increased expenses and administrative burdens as a public company, which could negatively impact its business, financial condition and results of operations;

•

Rainwater Tech’s success could be impacted by the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed, or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination; and

•

If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of dMY VI’s securities or, following the closing, the combined entity’s securities, may decline.

You should carefully consider the risks and uncertainties that are described in the Securities Law Disclosure Documents and any amendments thereto.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Our actual results could differ materially from those anticipated in forward-looking statements for many reasons. Accordingly, you should not unduly rely on these forward-looking statements, which speak only as of the date of this presentation. Except as required by law, we undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this presentation or to reflect the occurrence of unanticipated events.

Contacts:

For Rainwater Tech

Investors

RainwaterTechIR@icrinc.com

Media

RainwaterTechPR@icrinc.com

For Discovery Land Company

Media

Media@discoverylandco.com